ENVIRONMENTAL AND NATURAL RESOURCE DAMAGE LIABILITIES	12 Months Ended
Dec. 31, 2024
Environmental Remediation Obligations [Abstract]
ENVIRONMENTAL AND NATURAL RESOURCE DAMAGE LIABILITIES	ENVIRONMENTAL AND NATURAL RESOURCE DAMAGE LIABILITIES
Various federal and state environmental laws in the states in which we operate place cleanup or restoration liability on the current and former owners of affected real estate. These laws are often a source of “strict liability,” meaning that an owner or operator need not necessarily have caused, or even been aware of, the release of contaminated materials. Similarly, there are certain environmental laws that allow state, federal, and tribal trustees (collectively, the “Trustees”) to bring suit against property owners to recover damage for injuries to natural resources. Like the liability that attaches to current property owners in the cleanup context, liability for natural resource damages (“NRD”) can attach to a property simply because an injury to natural resources resulted from releases of contaminated materials on or from the owner’s property, regardless of culpability for the release.
Changes in environmental and NRD liabilities from December 31, 2023 to December 31, 2024 are shown below:

Port Gamble, WA
Non-current portion at December 31, 2023	$4,785
Plus: Current portion	11,793
Total Balance at December 31, 2023	16,578
Expenditures charged to liabilities	(12,082)
Increase in liabilities	3,397
Total Balance at December 31, 2024	7,893
Less: Current portion	(4,283)
Non-current portion at December 31, 2024	$3,610
We periodically examine whether the contingent liabilities related to the environmental matters described above are probable and reasonably estimable based on experience and ongoing developments in those matters, including continued study and analysis of ongoing remediation obligations. During the year ended December 31, 2024, with the assistance of independent environmental consultants and taking into consideration inflation, investigation and remediation actions previously completed, new information available during the period and ongoing discussions with the Trustees, we completed a comprehensive long-term analysis and cost assessment related to our ongoing environmental remediation and NRD obligations. As a result of this analysis, we increased the accrual for environmental and NRD liabilities by $3.4 million, which are recorded on an undiscounted basis.

It is expected that the upland mill site cleanup and NRD restoration will occur over the next one to two years, while the monitoring of the Port Gamble Bay, mill site and landfills will continue for an additional 15 to 20 years. NRD costs are subject to change as the restoration projects progress. It is reasonably possible that these components of the liability may increase as construction continues. Management continues to monitor the Port Gamble cleanup process and will make adjustments as needed. Should any future circumstances result in a change to the estimated cost of the project, we will record an appropriate adjustment to the liability in the period it becomes known and when we can reasonably estimate the amount. For further information on the timing and amount of future payments related to our environmental remediation liabilities, see Note 11 — Commitments.
We do not currently anticipate any material loss in excess of the amounts accrued; however we are not able to estimate a possible loss or range of loss, if any, in excess of the established liabilities. Our future remediation expenses may be affected by a number of uncertainties including, but not limited to, the difficulty in estimating the extent and method of remediation, the evolving nature of environmental regulations, and the availability and application of technology. We do not expect the resolution of such uncertainties to have a material adverse effect on our consolidated financial position or liquidity.